                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2002
                                                          --------------

                          Commission File No. 001-12392
                                              ---------

                              NDCHealth Corporation
                              ---------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                             58-0977458
-------------------------------                           ----------------------
(State or other jurisdiction of                               (IRS Employer
        incorporation)                                    Identification Number)


     NDC Plaza, Atlanta, Georgia                                      30329-2010
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code (404) 728-2000
                                                          --------------
                                      None
                                      ----
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         The Audit Committee of the Board of Directors of NDCHealth Corporation (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Board of Directors directed management to notify Arthur Andersen LLP ("Andersen") that it had decided to no longer engage Andersen as the Company's independent public accountant. Management notified Andersen that they would no longer be engaged subsequent to the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended March 1, 2002.

         Andersen recently completed the SAS 71 Review for the Company's third fiscal quarter ended March 1, 2002. The Company filed its third quarter report on Form 10-Q with the Securities and Exchange Commission on March 22, 2002. Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 27, 2002, stating its agreement with such statements.

         The Company is currently conducting a review to select a new independent public accountant to complete its fiscal 2002 audit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 27, 2002.

Exhibit 99.1  Press Release dated March 27, 2002.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NDCHealth Corporation
                                ----------------------------
                                     (Registrant)

                                By:  /s/ David H. Shenk
                                     -----------------------
                                     David H. Shenk
                                     Vice President & Corporate Controller
                                     (Chief Accounting Officer)

Date:  March 27, 2002

                                       2